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Exhibit 32.2

CERTIFICATION OF THE
CHIEF FINANCIAL OFFICER OF
GLOBAL PARTNERS LP
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying report on Form 10-K for the year ended December 31, 2014 of Global Partners LP (the "Partnership") and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daphne H. Foster, Chief Financial Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 13, 2015	By:	/s/ DAPHNE H. FOSTER Daphne H. Foster Chief Financial Officer of Global GP LLC, general partner of Global Partners LP

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  Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF GLOBAL PARTNERS LP PURSUANT TO 18 U.S.C. SECTION 1350